UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22143

WALTHAUSEN FUNDS

(Exact name of registrant as specified in charter)

       9 Executive Park Drive, Suite B, Clifton Park, NY 12065

(Address of principal executive offices)

              (Zip code)

John B. Walthausen

Walthausen Funds

9 Executive Park Drive, Suite B, Clifton Park, NY 12065

(Name and address of agent for service)

Registrant’s telephone number, including area code: (518) 348-7217

Date of fiscal year end: January 31

Date of reporting period: April 30, 2010

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments

Walthausen Small Cap Value Fund
		Schedule of Investments
		April 30, 2010 (Unaduited)
Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS

Air Transportation, Scheduled
25,450	Allegiant Travel Company	$ 1,308,894	1.39%

Air-Cond & Warm Air Heatg Equip & Comm & Indl Refrig Equip
42,925	AAON, Inc.	1,036,639	1.10%

Aircraft Part & Auxiliary Equipment, NEC
77,000	Hawk Corporation *	1,781,780	1.89%

Ball & Roller Bearings
137,100	NN, Inc. *	987,120	1.05%

Broadwoven Fabric Mills, Man Made Fiber & Silk
534,547	Xerium Technologies, Inc. *	620,075	0.66%

Canned, Frozen & Preserved Fruit and Vegetables
37,368	Overhill Farms, Inc. *	226,450	0.24%

Chemicals & Allied Products
35,900	Arch Chemicals Inc.	1,220,959
156,700	Solutia Inc. *	2,757,920
		3,978,879	4.23%

Computer Peripheral Equipment
7,000	Astro-Med Inc.	53,900	0.06%

Converted Paper & Paperboard Paperboard Poducts
29,600	Bemis Company, Inc.	900,136	0.96%

Crude Petroleum & Natural Gas
161,700	American Oil & Gas Inc. *	1,164,240
113,000	Brigham Exploration Company *	2,204,630
28,500	Gulfport Energy Corporation *	356,250
106,500	Northern Oil & Gas, Inc. *	1,731,690
50,000	Resolute Energy Corp *	669,000
18,800	Whiting Petroleum Corp. *	1,698,204
		7,824,014	8.31%

Cutlery, Handtools & General Hardware
90,300	Lifetime Brands, Inc. *	1,312,059	1.39%

Electric Lighting & Wiring Equipment
19,550	Thomas & Betts Corporation *	819,927	0.87%

Electronic Components & Accessories
260,800	Vishay Intertechnology Inc. *	2,714,928	2.88%

Electronic Components, NEC
298,700	Hutchinson Technology Inc. *	1,831,031	1.95%

Fabricated Plate Work (Boiler Plates)
230,500	Global Power Equipment Group Inc. *	442,560	0.47%

Fabricated Rubber Products, NEC
153,970	OMNOVA Solutions Inc. *	1,177,871
45,800	West Pharmaceutical Services Inc.	1,916,730
		3,094,601	3.29%

Fire, Marine & Casualty Insurance
5,279	Baldwin & Lyons, Inc.	132,450
23,900	Platinum Underwriters Holdings, Ltd. (Bermuda)	889,319
9,400	RLI Corp.	545,200
		1,566,969	1.66%

Food & Kindred Products
55,900	Flowers Foods Inc.	1,473,524	1.57%

Greeting Cards
45,700	CSS Industries Inc.	914,914	0.97%

Hospital & Medical Service Plans
26,400	American Physicians Capital, Inc.	886,512	0.94%

Instruments For Measure & Testing
249,100	Theragenics Corporation *	383,614	0.41%

Insurance Carriers, NEC
119,300	Hallmark Financial Services Inc. *	1,397,003	1.48%

Life Insurance
7,100	National Western Life Insurance Company	1,357,094	1.44%

Machine Tools, Metal Cutting Types
150,200	Thermadyne Holdings Corp. *	1,647,694	1.75%

Metal Cans
11,500	Silgan Holdings Inc.	693,795	0.74%

Metal Forgings & Stampings
52,350	Ladish Co. Inc. *	1,439,102	1.53%

Miscellaneous Furniture & Fixtures
119,500	Knoll, Inc.	1,670,610	1.78%

Miscellaneous Transportation Equipment
21,000	Polaris Industries Inc.	1,242,570	1.32%

Mortgage Bankers & Loan Correspondents
205,400	Ocwen Financial Corp. *	2,372,370	2.52%

Motor Vehicle Parts & Accessories
77,600	Drew Industries, Inc. *	1,990,440	2.11%

National Commercial Banks
47,150	Community Bank System, Inc.	1,163,191
19,900	Sterling Bancorp	213,129
16,180	Suffolk Bancorp	502,389
		1,878,709	2.00%

Paper Mills
101,100	KapStone Paper and Packaging Co. *	1,304,190	1.39%

Plastic Materials, Synth Resin
93,700	Hexcel Corp. *	1,517,940
138,700	Landec Corporation *	850,231
		2,368,171	2.52%

Pulp Mills
329,500	Mercer International Inc. (Canada) *	1,817,193	1.93%

Refrigeration & Service Industries
111,000	Standex International Corp.	2,649,570	2.82%

Retail - Miscellaneous Shopping
69,800	Cabela's Incorporated *	1,267,568	1.35%

Retail - Retail Stores, NEC
158,400	Sally Beauty Holdings Inc. *	1,512,720	1.61%

Rolling Drawing & Extruding of Nonferrous Metals
75,500	RTI International Metals Inc. *	2,042,275	2.17%

Semiconductors & Related Devices
39,000	Cabot Microelectronics Corporation *	1,496,040	1.59%

Services - Computer Processing & Data Preperation
37,350	CSG Systems International Inc. *	848,592	0.90%

Services - Computer Programming, Data Processing, Etc.
302,800	S1 Corporation *	1,868,276	1.99%

Services - Educational Services
63,900	Nobel Learning Communities Inc. *	444,105	0.47%

Services - Engineering, Accounting, Research, Management
166,375	PRGX Global Inc. *	1,124,695	1.19%

Services-Equipment Rental & Leasing, NEC
31,300	McGrath Rentcorp	810,670
67,700	Rent-A-Center, Inc. *	1,748,014
		2,558,684	2.71%

Services - Hospitals
45,200	Magellan Health Services, Inc.	1,910,152	2.03%

Services - Management Consulting
20,950	The Corporate Executive Board Company	575,287	0.61%

Services - Membership Organizations
102,965	Interval Leisure Group, Inc. *	1,522,852	1.62%

Services Miscellaneous Business Services
31,841	Altisource Portfolio Solutions S.A. * (Luxembourg)	769,279	0.82%

Services - Prepackaged Software
44,575	Vital Images Inc. *	703,394	0.75%

Special Industry Machinery (No Metalworking Machinery)
59,000	John Bean Technologies Corporation	1,083,830	1.15%

State Commercial Banks
34,649	Bryn Mawr Bank Corp.	636,502
43,300	Columbia Banking System, Inc.	973,384
36,650	First Financial Bankshares Inc.	597,762
		2,207,648	2.34%

Surety Insurance
39,600	CNA Surety Corporation *	664,092	0.71%

Surgical & Medical Instruments
50,900	Hill-Rom Holdings, Inc.	1,614,039	1.71%

Textile Mill Products
188,500	Lydall Inc. *	1,519,310	1.61%

Truck & Bus Bodies
9,224	Miller Industries, Inc.	131,903	0.14%

Wholesale - Apparel, Piece Goods
10,575	Delta Apparel Inc. *	177,554	0.19%

Wholesale - Durable Goods
59,700	School Specialty Inc. *	1,400,562	1.49%

Wholesale - Metals Service Centers & Offices
44,300	L.B. Foster Company	1,311,280	1.39%

Total for Common Stock (Cost $73,007,703)		$ 86,741,170	92.16%

REAL ESTATE INVESTMENT TRUSTS
118,025	Walter Investment Management Corp.	2,139,793	2.27%
Total for Real Estate Investment Trusts (Cost - $1,687,116)

MONEY MARKET FUND
4,354,453	Fidelity Instatutional Treasury Money Market Fund CL I 0.03% **	4,354,453	4.63%
Total for Cash Equivalents (Cost $4,354,453)

Total Investment Securities		93,235,416	99.06%
	(Cost $79,049,272)

Other Assets In Excess of Liabilities		881,667	0.94%

Net Assets		$ 94,117,083	100.00%

* Non-Income Producing Securities.
** Variable Rate Security; The Coupon Rate shown represents the rate at April 30, 2010.

NOTES TO FINANCIAL STATEMENTS

WALTHAUSEN SMALL CAP VALUE FUND

 (Unaudited)

1. SECURITY TRANSACTIONS

At April 30, 2010, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $79,049,272 amounted to $14,186,144, which consisted of aggregate gross unrealized appreciation of $15,362,116 and aggregate gross unrealized depreciation of $1,175,972.

2. SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION:
All investments in securities are recorded at their estimated fair value, as described in Note 3.

FEDERAL INCOME TAXES:
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders.  Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code.  This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax year (2008), or expected to be taken in the Fund’s 2009 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations.  During the period, the Fund did not incur any interest or penalties.

SHARE VALUATION:
The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent.  The offering and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed after holding them for 90 days or less.

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, result of operations, or net asset value per share of the Fund.

USE OF ESTIMATES:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

OTHER:
The Fund records security transactions based on the trade date.  Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis.  The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

SUBSEQUENT EVENTS:
Management has evaluated subsequent events through the date the financial statements were issued and determined there were no material subsequent events.

3. SECURITIES VALUATIONS:
As described in Note 2, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock including real estate investment trusts). Equity securities are carried at fair value.  The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price.  Over-the-counter securities will be valued on the basis of the bid price at the close of each business day.  Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security.  When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as level 2.  When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Trustees”) and are categorized in level 2 or level 3, when appropriate.

Money markets. Money market securities are valued at a net asset value of $1.00 and are classified in level 1 of the fair value hierarchy.

Fixed income securities. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Trustees.  Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. Generally, fixed income securities are categorized as level 2.

In accordance with the Trust's good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of April 30, 2010:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$86,741,170	$0	$0	$86,741,170
Real Estate Investment Trusts	$2,139,793	$0	$0	$2,139,793
Money Market Funds	$4,354,453	$0	$0	$4,354,453
Total	$93,235,416	$0	$0	$93,235,416

Refer to the Fund’s Schedule of Investments for a listing of securities by industry.  The Fund did not hold any Level 3 assets during the three month period ended April 30, 2010.

The Fund adopted GAAP guidance regarding "Disclosures about Derivative Instruments and Hedging Activities" effective February 1, 2009. This guidance requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. The Fund did not invest in derivative instruments during the three month period ended April 30, 2010.

Item 2. Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

(a) Separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17CFR 270.30a-2(a)), are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WALTHAUSEN FUNDS

By: /s/ John B. Walthausen

       John B. Walthausen

       President

Date:          June 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John B. Walthausen

       John B. Walthausen

       President

Date:          June 22, 2010

By: /s/ Mark L. Hodge

        Mark L. Hodge

        Chief Financial Officer

Date:                         6/22/10